UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
CURRENT REPORT
Pursuant to
SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

_______________________

Date of Report (Date of earliest event reported): February 19, 2014

PACIFIC FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	000-29829 (SEC File Number)	91-1815009 (IRS Employer Identification No.)

1101 S. Boone Street
Aberdeen, Washington 98520
(360) 533-8870
(Address, including zip code, and telephone number,
including area code, of Registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)   On February 19, 2014, the Board of Directors (the "Board") of Pacific Financial Corporation (the "Company") elected Lori Reece and Denise Portmann to serve as directors of the Company, effective immediately. Ms. Reece and Ms. Portmann were also elected as directors of Bank of the Pacific, the Company’s wholly owned bank subsidiary (the "Bank").

Ms. Reece and Ms. Portmann will each be compensated for services as a director consistent with the Company's compensation policies for directors generally. In accordance with current policy, Ms. Portmann, a long-time officer of the Company and the Bank who was appointed President and CEO of the Bank, effective January 1, 2014, will receive an annual retainer as a director, but will not be entitled to receive fees for attending committee meetings. A discussion of the Company's director compensation arrangements is included under the heading "Director Compensation for 2012" in the Company's definitive proxy statement for its annual meeting of shareholders held April 24, 2013, filed with the Securities and Exchange Commission on March 28, 2013, and is incorporated by reference into this report.

Ms. Reece was elected to fill a newly created position as a Class “C” director, while Ms. Portmann was elected to fill a newly created position in Class “A.” Ms. Reece and Ms. Portmann are each expected to stand for election by shareholders at the Company's 2014 annual meeting of shareholders for three- and one-year terms, respectively, consistent with the Company's staggered board of directors. Committee appointments for both Ms. Reece and Ms. Portmann have not yet been made.

The Bank is a party to a Lease Agreement with 913 Building LLC, a Washington limited liability company in which Ms. Reece is a member. The lease provides for current monthly rent of $5,353.28 and has a three-year term which ends August 7, 2014, provided the Bank has the right to extend the lease for up to three consecutive terms of three years each. There are no other relationships or transactions involving either Ms. Reece or Ms. Portmann that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The press release announcing the election of Ms. Reece and Ms. Portmann is filed as Exhibit 99.1 to this report and incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press release dated February 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PACIFIC FINANCIAL CORPORATION
DATED: February 25, 2014	By:	s/ Douglas N. Biddle
Douglas N. Biddle Treasurer